UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 20, 2021

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

             Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

Item 1.02    Termination of a Material Definitive Agreement

    On April 20, 2021, Ashford Inc. (“AINC” or the “Company”) and its subsidiary, Ashford Hospitality Advisors LLC (“Ashford LLC”) received written notice from Ashford Hospitality Trust, Inc. (“Ashford Trust”) of Ashford Trust’s intention not to renew the Enhanced Return Funding Program Agreement and Amendment No. 1 to the Amended and Restated Advisory Agreement (the “ERFP Agreement”), among Ashford Trust, AINC, Ashford LLC, Ashford Hospitality Limited Partnership (the “Operating Partnership) and Ashford TRS Corporation, through which Ashford LLC agreed to make certain investments to facilitate the acquisition of properties by the Operating Partnership that are recommended by Ashford LLC. As a result, the ERFP Agreement will terminate in accordance with its terms at the end of the current term on June 26, 2021 (the “Expiration Date”).

    Following the Expiration Date, Ashford Trust and AINC will continue to be parties to the Second Amended and Restated Advisory Agreement, dated January 14, 2021 (the “Advisory Agreement”), and AINC and Ashford LLC will continue to serve as advisor to Ashford Trust.

    A summary of the material provisions of the ERFP Agreement was previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 26, 2018, and such disclosure is incorporated by reference herein.

    The Company intends to approve an amendment to the Advisory Agreement to reflect certain changes necessary in connection with the expiration of the ERFP Agreement and we anticipate filing such amendment as an exhibit to the Company’s upcoming Quarterly Report on Form 10-Q for the fiscal period ending June 30, 2021.

    The foregoing description of the ERFP Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ERFP Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Enhanced Return Funding Program Agreement and Amendment No. 1 to the Amended and Restated Advisory Agreement, dated as of June 26, 2018, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed on June 26, 2018 (File No. 001-36400)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.
By:    /s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary

Date: April 22, 2021
3